Exhibit 99.5


               Joint Filing Agreement Pursuant to Rule 13d-1(k)(1)


         This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer". The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or
Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.


Dated:  May 19, 2006


                                          KOOSHAREM CORPORATION


                                          By: /s/ Jeff R. Mitchell
                                              --------------------------------
                                              Jeff R. Mitchell
                                              Chief Financial Officer


                                          RT ACQUISITION CORP.


                                          By: /s/ Jeff R. Mitchell
                                              --------------------------------
                                              Jeff R. Mitchell
                                              Chief Financial Officer


                                          The Sorensen Trust


                                          By: /s/ D. Stephen Sorensen
                                              --------------------------------
                                              /s/ Shannon P. Sorensen
                                              --------------------------------
                                              D. Stephen Sorensen & Shannon P.
                                              Sorensen, Trustees


                                          /s/ D. Stephen Sorensen
                                          ------------------------------------
                                          D. Stephen Sorensen


                                          /s/ Shannon P. Sorensen
                                          ------------------------------------
                                          Shannon P. Sorensen